                                                                  EXHIBIT 10.9

_______  COMMON SHARES                                               VOID AFTER
WITHOUT PAR VALUE                                                  JUNE 2, 2000.

                             SHARE PURCHASE WARRANT
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                            DATAWAVE SYSTEMS, INC.
                            ---------------------
                                (the "Company")

This is to certify that, for value received, ____________________________ (the "Warrant Holder") of ______________________________, has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to __________ common shares without par value (the "Shares") in the capital of the Company. The Shares may be purchased at a price of $1.56 (Canadian) per Share at any time up to 5:00 p.m. local time in Vancouver, B.C. on June 2, 2000. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the price set forth above (the "Exercise Price") within the time set forth above by:

(a) completing and executing the Subscription form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

(b) surrendering this Warrant Certificate, together with the complete Subscription Form, to Montreal Trust Company of Canada, (the "Transfer Agent") at 510 Burrad Street, Vancouver, British Columbia; and

(c) paying the appropriate Exercise Price, in Canadian funds, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian Chartered Bank) or money order payable to the Company in Vancouver, British Columbia.

Upon surrender and payment, the company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of the Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.

In the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

In each case of any adjustment or readjustment in the common shares issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the fact upon which such adjustment or readjustment and showing in detail the fact upon which such adjustment or readjustment is based, including a statement of the consideration received or receivable by the Company for any additional common shares issued or sold or deemed to have been issued or sold, the number of common shares outstanding or deemed to be outstanding, and the Exercise Price and the number of common shares to be received upon exercise of this Warrant, if effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and the Transfer Agent of the Company, and the Company will, on the written request at the time of any holder of the Warrant, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect and showing how it was calculated.

If at any time while this, or any replacement, warrant is outstanding:

(a) the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

(b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give the Warrant Holder at least 21 days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate of the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in Vancouver, B.C. on June 2, 2000 and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legend:

     "The shares represented by this certificate are subject to a hold period
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     expiring at midnight on June 2, 1999 and may not be traded in British
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     Columbia until the expiry of the hold period except as permitted by the
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     Securities Act (British Columbia) and regulations made under the Act."
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     "This warrant and the shares of Common Stock issuable upon exercise thereof
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     have not been registered under the United States Securities Act of 1933, as
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     amended or qualified under the laws of any state, and may not be sold,
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     offered for sale, pledged or hypothecated unless a registration statement
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     is in effect with respect to such securities under such Act and laws or
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     unless there is provided by the holder an opinion of a counsel or other
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     evidence reasonably satisfactory to the Company that such registration is
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     not required."
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If the Company proposes to register (under the laws of the United States) any of its common shares for sale to the public for its own account or for the account of its shareholders (other than a registration (i) on Form S-8 or any successor to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) in connection with a rights offering made to existing holders of common shares or an offering solely to employees of the Company or its subsidiaries or (iii) relating to a transaction pursuant to Rule 145 of the Securities Act of 1933, as amended (the "Act")), each such time it will give at
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least 45 days' prior written notice to the holder hereof of its intention so to do. Upon the written request of the Warrant Holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the common stock owned or to be owned by the holder hereof pursuant to the exercise of this Warrant, the Company will cause such common shares to be covered by the registration statement proposed to be filed by the Company. Notwithstanding the foregoing
(i) the Company may withdraw any registration statement without thereby incurring any liability to the Warrant Holder, except as to expenses as set forth below, (ii) if the registration relates to an underwritten public offering on behalf of the Company and the managing underwriters of the offering determine in good faith that inclusion of some or all of the shares owned by the holder hereof pursuant to exercise of this Warrant cannot practicably be included in such registration, the Company need not include such shares in the registration and (iii) such shares owned by the holder pursuant to exercise of this Warrant need not be included in the registration if in the opinion of counsel to the Company registration under the Act is not required for a public distribution of such shares.

The Company shall pay all expenses incident to the performance by it or any such registration, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, and fees and expenses incurred in connection with complying with federal or state securities or "blue sky" laws. The Company will also pay the fees and expenses of counsel representing the Warrant Holders. The Warrant Holder shall be responsible for the payment of any and all other expenses incurred by them in connection with the sale of their shares pursuant to the registration, including without limitation brokerage and sales commissions, underwriting discounts, and any transfer taxes relating to the sale or disposition of such shares.

Prior to such offering, the Company and the Warrant Holder will cooperate with each other and with accountants, counsel and underwriters to furnish and review information, including financial information and drafts or preliminary printings of the prospectus and related documents, and will enter into such underwriting, cross-indemnification and contribution agreements as are usual and customary according to the practice of the jurisdictions in which such offering is to be effective.

Time will be on the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this warrant certificate to be signed by one of its directors as of the 3rd day of June, 1998.

DATAWAVE SYSTEMS INC.

Per:


____________________________________
Authorized Signatory

                               SUBSCRIPTION FORM
                               -----------------

To:        DataWave Systems Inc.
And to:    the directors thereof.

Pursuant to the Share Purchase Warrant made the 3rd day of June, 1998, the undersigned hereby subscribes for and agrees to take up ________________ common shares without pay value (the "Shares) in the capital of the Company, at a price of $1.56 (Canadian) per Share for the aggregate sum of $_________________ (the "Subscription Funds"), and encloses herewith a certified cheque, bank draft of money order payable to the Company in full payment of the Shares.

The undersigned hereby requests that:

(a)  the Shares be allotted to the undersigned;

(b) the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

(c) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

(d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this _____________ day of ______________, 19___.

DIRECTION AS TO REGISTRATION:

(NAME AND ADDRESS EXACTLY AS YOU WISH THEM TO APPEAR ON YOUR SHARE CERTIFICATE
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AND IN THE REGISTER OF MEMBERS.)

Full Name(1): ____________________________________________________________

Full Address: ____________________________________________________________

              ____________________________________________________________

              ____________________________________________________________

              ____________________________________________________________


Signature of Subscriber(1): ______________________________________________

                                    Signature of Subscriber(1) guaranteed by:

If the name above differs from the
name of the Subscriber, then please
complete the following guarantee:

                                    __________________________________________
                                    Authorized Signature Number

NOTE: The signature to this subscription form must correspond with the name as recorded on the warrant certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by a Bank of Trust Company or by a Member of the Vancouver, Toronto, Montreal or New York Stock Exchange.